Exhibit 10.52
FIRST AMENDMENT
TO
AGREEMENT OF PURCHASE AND SALE

FIRST AMENDMENT TO AGREEMENT OF PURCHASE AND SALE (the “Amendment”) dated as of July 18, 2014 by and among BRE DDR Retail Holdings III LLC, a Delaware limited liability company, (the “Buyer”), Cole MT Chesterfield MI (JV), LLC, and the other entities listed as a Seller on the signature pages hereto (the “Existing Sellers”).
BACKGROUND
A.    Existing Sellers and Buyer entered into that certain Agreement of Purchase and Sale dated as of June 11, 2014 (the “Purchase Agreement”). Capitalized terms used but not defined herein shall have the meaning ascribed thereto in the Purchase Agreement.

B.    Contemporaneously with the execution of this Amendment, the Waterside JV Member has agreed to waive the exercise of the Waterside JV Option.
C.    Buyer and Existing Sellers desire to amend the Purchase Agreement to (i) reflect the joinder of the Waterside Seller as a party to the Purchase Agreement and (ii) to modify certain terms and provisions in connection with the sale of the Waterside Property as hereinafter provided.
AGREEMENT
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.
Joinder to Purchase Agreement. Without releasing Existing Sellers of their obligations and liabilities under the Purchase Agreement, effective as of the date hereof, by its execution of this Amendment, Waterside Seller joins in and agrees to be bound by all of the applicable terms and provisions of the Purchase Agreement and in each instance become a party to the Purchase Agreement as a Seller thereunder with the same effect and as if it was an original signatory to the Purchase Agreement.

2.	Amendments to Purchase Agreement.
A.    Section 1.1 of the Purchase Agreement is hereby amended by deleting the definitions of “Maximum Net Cash Flow Credit” and “NCF Ratio” and replacing such definitions with the applicable definitions below:
“Maximum Net Cash Flow Credit” shall mean an amount equal to the product of $19,569,620 and a fraction, the numerator of which is equal to the amount by which $1,932,500,000 exceeds the Allocated Purchase Price with respect to all Excluded Assets

(other than the Waterside Property if it is an Excluded Asset), and the denominator of which is equal to $1,932,500,000.
“NCF Ratio” shall mean, a fraction, the numerator of which is the Allocated Purchase Price for all of the Properties included in the applicable Closing (excluding the Waterside Property) and the denominator of which is the Allocated Purchase Price of all of the Assets other than the Waterside Property (which, for the avoidance of doubt, shall not include any Excluded Assets).
B.    Section 3.8 of the Purchase Agreement is hereby deleted in its entirety and replaced as follows:
“Section 3.8.    Waterside Property.    In the event of any conflict between the provisions of this Section 3.8 and any other provision of this Agreement, this Section 3.8 shall control.
(a)    The Buyer and Sellers acknowledge and agree that the Waterside JV Member has waived its right to exercise the Waterside JV Option.
(b)    BRE DDR BR Waterside Holdings LLC (“Waterside Buyer”) shall be the Buyer Affiliate Designee with respect to the Waterside Property. By its execution of this Agreement, Waterside Buyer will be obligated to acquire the Waterside Property upon the terms, and subject to the conditions of, this Agreement.
(c)    The Allocated Purchase Price for the Waterside Property of $42,500,000 shall be delivered by Waterside Buyer at the applicable Closing (the “Waterside Closing”) in the form of (x) $42,385,000 in cash (as such amount may be adjusted pursuant to Article X, such adjusted amount, the “Waterside Cash Consideration”) and (y) a 1% membership interest in Waterside Buyer corresponding to a deemed capital contribution of approximately $115,000 (the “Waterside Equity Consideration”).
(d)    At the Waterside Closing, Waterside Seller shall contribute the Waterside Property into the Waterside Buyer by delivery of the Deed (and the delivery of the other applicable closing deliveries under Section 6.2) to Waterside Buyer in consideration for receipt of the Waterside Cash Consideration and Waterside Equity Consideration.
(e)    Notwithstanding anything to the contrary in Section 10.7, with respect to the Waterside Property, at the Waterside Closing, Waterside Buyer shall assume all Seller’s Leasing Costs for the Waterside Property disclosed on Schedules 3.2(c)-2 and 10.7 without a credit at Closing against Purchase Price for any applicable unpaid Sellers’ Leasing Costs under Section 10.7.
(f)    For the avoidance of doubt, Waterside Buyer shall not be entitled to any portion of the Net Cash Flow Credit under Section 10.10 and Waterside Seller shall not be responsible for paying any portion of the Net Cash Flow Credit.

(g)    In addition to the deliveries set forth in Section 6.1(b), at the Waterside Closing, Buyer shall cause BRE DDR BR Waterside Member LLC to deliver to Waterside Seller an assignment and assumption of a 1% membership interest in Waterside Buyer, duly executed by BRE DDR BR Waterside Member LLC in substantially the form of Exhibit L attached hereto (the “Waterside Equity Consideration Assignment”); such Waterside Equity Consideration Assignment which has been directed by Waterside Seller to be directly assigned to RED-Chesterfield Marketplace, LLC (“RED Waterside Assignee”).
(h)    In addition to the deliveries set forth in Section 6.2(b), at the Waterside Closing Waterside Seller shall deliver a Waterside Equity Consideration Assignment duly executed by RED Waterside Assignee.
C.    Exhibits. Exhibit L attached hereto shall be incorporated as Exhibit L to the Purchase Agreement.

3.
Counterparts.    This Amendment may be executed in counterparts, including by electronic means, each of which shall be deemed an original, and all of which will be deemed the same instrument, and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

4.	Governing Law. This Amendment shall be governed by Section 14.14 of the Purchase Agreement.

5.
Ratification; Obligations.    Except as expressly amended, modified or superseded by this Amendment, the terms of the Purchase Agreement shall remain in full force and effect and are hereby ratified by the Sellers and the Buyer. Except as modified and amended by this Amendment, the Purchase Agreement and the respective obligations of Buyer and Sellers thereunder shall remain unmodified and in full force and effect.

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IN WITNESS WHEREOF, this First Amendment has been entered into as of the day and year first above written.

Buyer

BRE DDR Retail Holdings III LLC

By:     BRE Ballroom Parent Holdco LLC,
its managing member

By: /s/ Phillip Solomond
Name:    Phillip Solomond
Title:    Vice President

Waterside Buyer

BRE DDR BR Waterside Holdings LLC

By: /s/ Phillip Solomond
Name:    Phillip Solomond
Title:    Vice President

[Signature Pages Continue on next page]

Sellers:

COLE MT BELLVIEW FL, LLC
COLE MT NORTHPORT AL, LLC
COLE MT PANAMA CITY BEACH FL, LLC
COLE MT EAST POINT GA, LLC
COLE MT WAKE FOREST NC, LLC
COLE MT CEDAR HILL TX, LLC
COLE MT VERO BEACH FL, LLC
COLE MIT VERO BEACH FL, LLC
COLE MT CLEVELAND TN, LLC
COLE MT PENSACOLA (CORDOVA) FL, LLC
COLE MT AURORA (BRIARWOOD) CO, LLC
COLE MT WARNER ROBINS GA, LLC
COLE CV BELLEVUE OH, LLC
COLE CV LAKE WALES FL, LLC
COLE CV LAWRENCEVILLE GA, LLC
COLE CV MADISON NC, LLC
COLE MT NORTHVILLE MI, LLC
COLE MT RENO NV, LLC
COLE MT LAKEWOOD CO, LLC
COLE MT ANCHORAGE AK, LLC
MT SAGINAW MI, LLC
MT SAGINAW MI (EAST), LLC
COLE MT FORT WORTH TX, LLC
COLE MT WEST COVINA CA, LP
FAIRLANE ALLEN PARK MI, LLC
COLE MT LENEXA KS, LLC
COLE MT ROGERS MN, LLC
COLE GE COLUMBUS OH, LLC
GLYNN ISLES GA, LLC
COLE MT HOUSTON TX, LLC
COLE MT CHICAGO IL, LLC
COLE MT GREENVILLE SC, LLC
COLE MT VIRGINIA BEACH VA, LLC
COLE MT CHICAGO (KINGSBURY) IL, LLC, each, a Delaware limited liability company

By: Cole REIT Advisors III, LLC, a Delaware limited liability company, Its Manager

By:  /s/ Todd J. Weiss
Todd J. Weiss
General Counsel – Real Estate

COLE KO ONALASKA WI, LLC
COLE KO MONROE MI, LLC
COLE MT MONROE MI, LLC
COLE MT HIXSON TN, LLC
COLE MT NAPA CA, LP
COLE MT KYLE TX, LLC
COLE MT GAINESVILLE GA, LLC
COLE MT BURLESON TX, LLC
COLE MT ANDERSON SC, LLC
COLE MT WATERBURY CT, LLC
COLE MT NORTHPOINT (CAPE CORAL) FL, LLC
COLE MT OXFORD AL, LLC
COLE MT MILLSBORO DE, LLC
COLE PM BELLINGHAM WA, LLC
COLE MT CINCINNATI OH, LLC
COLE MT WAUWATOSA WI, LLC
COLE MT BISMARCK ND, LLC
COLE MT LEWIS CENTER OH, LLC
COLE MT OSWEGO IL, LLC
COLE MT ST. AUGUSTINE FL, LLC
COLE MT GILBERT (SAN TAN) AZ, LLC
COLE MT UTICA MI, LLC
COLE MT SHERWOOD AR, LLC
COLE MT LAKE WORTH FL, LLC
COLE MT HOMOSASSA FL, LLC
COLE MT TUCSON AZ, LLC
COLE MT LUBBOCK TX, LLC
COLE MT ROSWELL GA, LLC
COLE MT FLOWERY BRANCH GA, LLC
COLE MT WOODSTOCK GA, LLC
COLE MT FORT MYERS FL, LLC
COLE MT QUEEN CREEK AZ, LLC
COLE MT PRESCOTT AZ, LLC
COLE MT BOWLING GREEN OH, LLC
COLE MT PARMA OH, LLC
COLE TS ALAMOGORDO NM, LLC, each, a Delaware limited liability company

By: Cole REIT Advisors III, LLC, a Delaware limited liability company, Its Manager

By:  /s/ Todd J. Weiss
Todd J. Weiss
General Counsel – Real Estate

COLE MT PENSACOLA (TRADEWINDS) FL, LLC
COLE MT HUNTSVILLE AL, LLC
COLE WG SPRINGDALE AR, LLC
COLE/WATERSIDE CHESTERFIELD MI, LLC
COLE MT CHESTERFIELD MI (JV), LLC
COLE MT RICHMOND VA, LLC
COLE MT WHITTIER CA, LP
COLE MT UNIONTOWN PA, LLC
COLE MT WINCHESTER VA, LLC,
each, a Delaware limited liability company

By: Cole REIT Advisors III, LLC, a Delaware limited liability company, Its Manager

By:  /s/ Todd J. Weiss
Todd J. Weiss
General Counsel – Real Estate

COLE MT SPRING HILL FL, LLC, a Delaware limited liability company
By: Cole/NAP JV Spring Hill FL, LLC, its Manager
By: Cole/NAP Spring Hill FL (JV), LLC, its Authorized Member
By: Cole REIT Advisors III, LLC, its Manager

By:  /s/ Todd J. Weiss
Todd J. Weiss
General Counsel – Real Estate

Exhibit L

Waterside Equity Consideration Assignment

ASSIGNMENT OF INTERESTS

THIS ASSIGNMENT OF INTERESTS (this “Assignment”), dated as of ____________ ___, 2014, is entered into by and between BRE DDR BR Waterside Member LLC, a Delaware limited liability company (“Assignor”) and RED-Chesterfield Marketplace, LLC, a Delaware limited liability company (“Assignee”).
W I T N E S S E T H:
WHEREAS, Assignor is a member of BRE DDR BR Waterside Holdings LLC, a Delaware limited liability company (the “Company”) pursuant to the terms of that certain Amended and Restated Limited Liability Company Agreement, dated as of ______________ __, 201__ (as amended, the “LLC Agreement”);
WHEREAS, Assignor is the owner of 100% of the membership interests in the Company;
WHEREAS, Assignor desires to (i) assign, transfer and convey 1% of the membership interests in the Company (the “Interest”) to Assignee and (ii) admit the Assignee as a member of the Company;
WHEREAS, Assignee owns an indirect interest in Cole/Waterside Chesterfield MI, LLC (“Waterside Seller”) and is being assigned the Interest pursuant to Section 3.8 of that certain Agreement of Purchase and Sale, dated as of June 11, 2014 (as amended, the “Purchase Agreement”), among BRE DDR Retail Holdings III LLC, as buyer, and Waterside Sellers and the other sellers party thereto, as sellers; and
WHEREAS, Assignee desires to acquire the Interest.
NOW, THEREFORE, the undersigned, in consideration of the Interest, covenants and agreement contained herein, and for other good and valuable consideration, do hereby agree as follows:

1.
Assignment and Assumption. For value received, the receipt and sufficiency of which are hereby acknowledged, upon the execution of this Assignment by the parties hereto, Assignor does hereby assign, transfer and convey the Interest to Assignee, in accordance with the LLC Agreement. Assignee hereby accepts and assumes the foregoing assignment of Interest and agrees to, and hereby does, assume the obligations of Assignor with respect to the Interest arising from and after the date of this Assignment. Assignee shall be admitted as a member of the Company, effective as of the date hereof.

2.	Continuation of the Company. The assignment of the Interest shall not dissolve the Company and the business of the Company shall continue.

3.	Consideration. Assignee has paid good and valuable consideration to Assignor for the Interest.

4.	Binding Effect. This Assignment shall be binding upon, and shall inure to the benefit of the parties hereto and their respective successors and assigns.

5.
Execution in Counterparts. This Assignment may be (a) executed in counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument and (b) by telecopy or other facsimile signature (which shall be deemed an original for all purposes).

6.	Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the State of Delaware.

7.	Defined Terms. Capitalized terms used herein and not defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be duly executed under seal as of the day and year first-above written.
ASSIGNOR:
BRE DDR BR Waterside Member LLC,
a Delaware limited liability company

By:    _________________________
Name:
Title:

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ASSIGNEE:
RED-Chesterfield Marketplace, LLC,
a Delaware limited liability company

By:    _________________________
Name:
Title: